UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 15, 2025

Ferrellgas Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza,
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-06693-02	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Ferrellgas, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Ferrellgas Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Liberty Plaza,
Liberty, Missouri	64068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 816-792-1600

n/a
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Ferrellgas Partners, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Partners Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01 Entry into a Material Definitive Agreement.

Litigation Settlement Agreement

As previously disclosed, Ferrellgas Partners, L.P. (“Ferrellgas Partners”) and Bridger Logistics, LLC (“Bridger Logistics”) were named, along with certain other defendants, in a lawsuit (the “EDPA Lawsuit”) filed by Eddystone Rail Company, LLC (“Eddystone”) on February 2, 2017, in the U.S. District Court for the Eastern District of Pennsylvania (the “District Court”). The EDPA Lawsuit resulted in a judgment in favor of Eddystone and against Ferrellgas Partners, Bridger Logistics, Bridger Energy, LLC (“Bridger Energy”), and Bridger Transportation, LLC (“Bridger Transportation”). Ferrellgas Partners, Bridger Logistics, Bridger Energy, and Bridger Transportation timely appealed the judgment to the U.S. Court of Appeals for the Third Circuit (the “Appellate Court”).

On January 15, 2025, Ferrellgas Partners, Bridger Logistics, Bridger Energy and Bridger Transportation entered into a settlement agreement (the “Settlement Agreement”) with Eddystone, which Settlement Agreement, among other things, releases all parties of any claims against the other parties, resolves the judgment entered in the EDPA Lawsuit, and results in the dismissal of the EDPA Lawsuit, including the appeal before the Appellate Court, and the dismissal of numerous other related lawsuits. In settlement of the judgment in the EDPA Lawsuit, the defendants agreed to pay Eddystone the sum of $125 million, which is payable in three installments, with the first payment of $50 million having been paid on January 15, 2025, and with two additional payments of $37.5 million to occur on or before June 16, 2025 and January 15, 2026, respectively.  The two remaining payment amounts are secured by new letters of credit issued under the Credit Agreement (as defined below). Further, as part of the settlement, the $190 million appeal bond that was posted to secure the judgment in the EDPA Lawsuit, and the related letters of credit, have been released.

Amendment to Credit Agreement

Ferrellgas, L.P. (the “Company”) previously entered into the Credit Agreement dated as of March 30, 2021, as thereby amended from time to time (as amended, the “Credit Agreement”), among the Company, Ferrellgas, Inc., the general partner of the Company (the “General Partner”), the subsidiaries of the Company party thereto as guarantors (the “Subsidiary Guarantors”), JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (the “Agent”), and the lenders and issuing lenders party thereto from time to time.

On January 15, 2025, the Company entered into the Sixth Amendment to Credit Agreement (the “Sixth Amendment”) among the Company, the General Partner, the Subsidiary Guarantors, the Agent and certain lenders and issuing lenders party thereto. Pursuant to the Sixth Amendment, modifications were made to allow for and reflect the litigation settlement pursuant to the Settlement Agreement, including modifications to permit the issuance of letters of credit to secure the settlement payments, as well as certain other conforming and technical changes resulting from the entry into the litigation settlement.

The foregoing description of the Sixth Amendment is only a summary and is qualified in its entirety by reference to the Sixth Amendment and Exhibit A attached thereto, copies of which are filed with this Current Report on Form 8-K as Exhibit 10.1 and 10.2, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On January 17, 2025, Ferrellgas Partners, L.P. (OTC Pink: “FGPR”) (“Ferrellgas”) issued a press release regarding the Settlement Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1

Sixth Amendment to Credit Agreement, dated as of January 15, 2025, among Ferrellgas, L.P., Ferrellgas, Inc., certain subsidiaries of Ferrellgas, L.P., as guarantors, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and certain lenders and issuing lenders party thereto.

10.2	Exhibit A to the Sixth Amendment to Credit Agreement – Credit Agreement.
99.1	Press release of Ferrellgas Partners, L.P. dated January 17, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FERRELLGAS PARTNERS, L.P.
	By:	Ferrellgas, Inc., its general partner

Date: January 17, 2025	By:	/s/ Michael E. Cole
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

FERRELLGAS PARTNERS FINANCE CORP.

Date: January 17, 2025	By:	/s/ Michael E. Cole
Chief Financial Officer, Treasurer, and Sole Director
(Principal Financial and Accounting Officer)

FERRELLGAS, L.P.
	By:	Ferrellgas, Inc., its general partner

Date: January 17, 2025	By:	/s/ Michael E. Cole
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

FERRELLGAS FINANCE CORP.

Date: January 17, 2025	By:	/s/ Michael E. Cole
Chief Financial Officer, Treasurer, and Sole Director
(Principal Financial and Accounting Officer)